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                                  FORM 8-K

                               CURRENT REPORT


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 7, 1997


                        Registrant; State of;
Commission           Incorporation; Address; and            IRS Employer
File Number                Telephone Number               Identification No
---------------      ----------------------------         -----------------

1-9513                  CMS ENERGY CORPORATION            38-2726431
                       (A Michigan Corporation)
                     Fairlane Plaza South, Suite 1100
                        330 Town Center Drive
                       Dearborn, Michigan 48126
                           (313) 436-9261


1-5611                 CONSUMERS POWER COMPANY            38-0442310
                       (A Michigan Corporation)
                       212 West Michigan Avenue
                       Jackson, Michigan  49201
                            (517) 788-1030


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ITEM 5.       Other Events

On March 7, 1997, Consumers Power Company d/b/a/ Consumers Energy Company (Consumers), the principal subsidiary of CMS Energy Corporation, filed its response to a request for information from the Michigan Public Service Commission related to the implementation of an electric utility restructuring plan in Michigan. A copy of the press release describing Consumers' response is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.       Financial Statements and Exhibits


(99)   Press Release of Consumers, dated March 7, 1997


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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                     CMS ENERGY CORPORATION



Dated:   March 7, 1997               By:  /s/ Alan M. Wright
                                        --------------------------
                                         Alan M. Wright
                                         Senior Vice President,
                                          Chief Financial Officer
                                          and Treasurer



                                     CONSUMERS POWER COMPANY



Dated:   March 7, 1997               By:  /s/ Alan M. Wright
                                        --------------------------
                                         Alan M. Wright
                                         Senior Vice President,
                                          and Chief Financial Officer

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